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                        IWL COMMUNICATIONS, INCORPORATED

                             1997 STOCK OPTION PLAN

                            Adopted February 28, 1997


     1.   PURPOSES OF THE PLAN.

     The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

     (c)  "Board" means the Board of Directors of the Company.

     (d)  "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

     (f) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     (g)  "Company" means IWL Communications, Incorporated.

     (h) "Consultant" means (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant


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shall thereafter not include Directors who are not compensated for their services or are paid only a Director's fee by the Company.

     (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Parent or Subsidiary or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

     (j)  "Director" means a member of the Board of Directors of the Company.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

          (iii) In the absence of an established market for the Common
     Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.


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     (n)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q)  "Option" means a stock option granted pursuant to the Plan.

     (r) "Option Agreement" shall mean the written option agreement, substantially in the form attached hereto as EXHIBIT A, between the Company and Optionee evidencing the grant of an Option.

     (s)  "Optioned Stock" means the Common Stock subject to an Option.

     (t)  "Optionee" means an Employee or Consultant who receives an Option.

     (u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (v)  "Plan" means this 1997 Stock Option Plan.

     (w) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

     (x) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (y) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

     (z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Options and sold under the Plan is 300,000 Shares. The Shares may be authorized but unissued or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares that were subject


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thereto shall become available for future grant or sale under the Plan
(unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

     (a) INITIAL PLAN PROCEDURE. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

     (b) PLAN PROCEDURE AFTER THE DATE, IF ANY, UPON WHICH THE COMPANY BECOMES SUBJECT TO THE EXCHANGE ACT.

          (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers, and Employees who are neither Directors nor Officers.

          (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

          (iii) ADMINISTRATION WITH RESPECT TO OTHER EMPLOYEES AND CONSULTANTS. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies, however


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     caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

          (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options or any combination thereof are granted hereunder;

          (iv) to determine the number of Shares to be covered by each such award granted hereunder;

          (v)  to approve forms of agreement for use under the Plan;

          (vi) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

          (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

          (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

     (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.


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     5.   ELIGIBILITY.

     (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

     (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   TERM OF OPTIONS.

     The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

          (i)  In the case of an Incentive Stock Option


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               (A)  granted to an Employee who, at the time of grant of such
          Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

               (B) granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option

               (A) granted to a person who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of the grant; and

               (B) granted to any other person, the per Share exercise price shall not be less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash,
(ii) a check, (iii) a promissory note, (iv) other Shares that (A) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   EXERCISE OF OPTION.

     (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.


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     An Option may not be exercised for a fraction of a Share.  Exercise of an
Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 hereof.

     (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Administrator. Such time period shall be at least thirty (30) days but shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. An Optionee's Continuous Status as an Employee or Consultant shall not be terminated in the event of Optionee's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of an Optionee's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day following such change of status.

     (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to


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exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by any person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or any person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  NON-TRANSFERABILITY OF OPTIONS.

     An Incentive Stock Option shall not be transferrable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferrable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO.

     11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance


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by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action.

     (c) MERGER OR ASSET SALE. In the event of the merger of the Company into, or the consolidation of the Company with, another corporation in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.
In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, consolidation or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor corporation or its Parent (if any), the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent (if any) equal in fair market value to the per share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

     12.  TIME OF GRANTING OPTIONS.

      The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.


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     13.  AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) EFFECT OF AMENDMENT OR TERMINATION. Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14.  CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  RESERVATION OF SHARES.

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


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     16.  AGREEMENTS.

     Options shall be evidenced by Option Agreements in such form as the Administrator shall approve from time to time.

     17.  SHAREHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed or any automatic quotation system upon which the Common Stock is quoted.

     18.  INFORMATION TO OPTIONEES AND PURCHASERS.

     The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.








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                                                                     EXHIBIT A

                        IWL COMMUNICATIONS, INCORPORATED
                             1997 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     I.   NOTICE OF STOCK OPTION GRANT

[Optionee's name and address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement and the Plan, including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

     Grant Number                        __________________________
     Date of Grant                       __________________________
     Vesting Commencement Date           __________________________
     Exercise Price per Share           $__________________________
     Total Number of Shares Granted      __________________________
     Total Exercise Price               $__________________________
     Type of Option:                     ___ Incentive Stock Option
                                         ___ Nonstatutory Stock Option
     Term/Expiration Date:               __________________________
     (No more than 10 years from date
     of grant, 5 years for certain grants)

VESTING SCHEDULE

     This Option may be exercised, in whole or in part, in accordance with the following schedule. Except only as specifically provided elsewhere herein or in the Plan, this Option shall be exercisable in the following cumulative installments:

     Up to twenty percent (20%) of the total Optioned Shares at any time after the first anniversary of the Vesting Commencement Date;

     Up to an additional twenty percent (20%) of the total Optioned Shares at any time after the second anniversary of the Vesting Commencement Date;

     Up to an additional twenty percent (20%) of the total Optioned Shares at any time after the third anniversary of the Vesting Commencement Date;

     Up to an additional twenty percent (20%) of the total Optioned Shares at any time after the fourth anniversary of the Vesting Commencement Date; and

     Up to an additional twenty percent (20%) of the total Optioned Shares at any time after the fifth anniversary of the Vesting Commencement Date.

TERMINATION PERIOD

     You may exercise this Option for three months after your employment or consulting relationship with the Company terminates, or for such longer period upon your death or disability as provided in the Plan. If your status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above.

     II.  AGREEMENT

     1. GRANT OF OPTION. IWL Communications, Incorporated (the "Company") hereby grants to the Optionee named in Section I hereof (the "Optionee") an option (the"Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in Section I hereof, at the exercise price per share set forth in Section I hereof (the "Exercise Price") subject to the terms, definitions and provisions of the 1997 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in Section I hereof as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code
Section 422(d), this Option shall be treated as a Nonstatutory Stock Option.

     2.   EXERCISE OF OPTION.

     (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section I hereof and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

     (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached hereto as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. LOCK-UP PERIOD. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the one-year period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

     (a)  cash;

     (b)  check;

     (c) surrender of other shares of Common Stock of the Company that (A) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and
(B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

     (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

     6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. TERM OF OPTION. This Option may be exercised only within the term set out in Section I hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     8. TAX CONSEQUENCES. The grant and/or exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

     9. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

     10. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED
ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

                                  IWL COMMUNICATIONS, INCORPORATED



                                  By:
                                     --------------------------------
                                     Name:
                                          ---------------------------
                                     Title:
                                           --------------------------


                                  OPTIONEE:


                                  -----------------------------------
                                  Signature

                                  -----------------------------------
                                  Print Name

                                  -----------------------------------
                                  Residence Address

                                  -----------------------------------
                                  Area Code/Telephone Number

                                    EXHIBIT A

                        IWL COMMUNICATIONS, INCORPORATED

                             1997 STOCK OPTION PLAN

                                 EXERCISE NOTICE

IWL Communications, Incorporated
12000 Aerospace Avenue, Suite 200
Houston, TX  77034

Attention:  Secretary

     1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of IWL Communications, Incorporated (the "Company") under and pursuant to the 1997 Stock Option Plan (the "Plan") and the Stock Option Agreement dated _________, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as specified in the Option Agreement.

     2.   DELIVERY OF PAYMENT.  Purchaser herewith delivers to the Company the full purchase price for the Shares of _____________________________________
______________________________________________________________________________.
THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES
MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. The Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 11 of the Plan.

     5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

PURCHASER:                         IWL COMMUNICATIONS, INC.


                                   By:
-----------------------------         -----------------------------------
Signature                          Its:
                                       ----------------------------------

-----------------------------
Print Name

ADDRESS:                           Address:

-----------------------------      12000 Aerospace Avenue, Suite 200
-----------------------------      Houston, TX  77034









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